Supplement to the currently effective Statements of Additional Information:
  -----------------------------------------------------------------------------

Cash Account Trust: Tax-Exempt Portfolio
       Capital Assets Funds Shares                      DWS Tax-Exempt Cash Institutional Shares
       Davidson Cash Equivalent Shares                  Service Shares
       Premier Money Market Shares                      DWS Tax-Exempt Money Fund
       Tax-Exempt Cash Managed Shares                   DWS Tax-Free Money Fund Class S
       Tax-Free Investment Class

Effective on or about May 28, 2008, all references to the portfolio consisting of cash items and investments having an effective maturity date of 12 months or less from the date of purchase are amended such that the Tax-Exempt Portfolio only may consist of cash items and investments having an effective maturity date of 397 days (approximately 13 months) or less from the date of purchase.



























               Please Retain This Supplement for Future Reference


May 28, 2008